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                                                                    EXHIBIT 10.4

CONFIDENTIAL                                                      EXECUTION COPY

                               Jason Nanchun Jiang

                                       and

                                  Jimmy Wei Yu

                                       and

                  SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.

                                       and

                   FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.

                                       and

         FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.

                                       and

              the local advertising companies listed in Appendix I

             _______________________________________________________

                             EQUITY PLEDGE AGREEMENT
             _______________________________________________________

                                 March 28, 2005

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                             EQUITY PLEDGE AGREEMENT

This EQUITY PLEDGE AGREEMENT (hereinafter, this "AGREEMENT") is entered into in the People's Republic of China (hereinafter, "PRC") as of March 28, 2005 by and among the following Parties:

(1)   JASON NANCHUN JIANG
      IDENTITY CARD NUMBER:   310109730305521
      ADDRESS:                Floor 28 Zhaofeng Shimao Tower, 369 Jiangsu Road,
                              Shanghai

(2)   JIMMY WEI YU
      IDENTITY CARD NUMBER:   310106731015081
      ADDRESS:                Floor 28 Zhaofeng Shimao Tower, 369 Jiangsu Road,
                              Shanghai

(3) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (hereinafter, "FOCUS MEDIA ADVERTISEMENT")
      REGISTERED ADDRESS:     F, Room 1003, No.1027, Changning Road, Changning
                              District, Shanghai
      LEGAL REPRESENTATIVE:. Jason Nanchun Jiang

(4) FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD. (hereinafter, "FOCUS MEDIA TECHNOLOGY")
      REGISTERED ADDRESS:     E, Room 1003, No.1027, Changning Road, Changning
                              District, Shanghai
      LEGAL REPRESENTATIVE:.  Jason Nanchun Jiang

(5) FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD. (hereinafter, the "FOCUS MEDIA DIGITAL")

      REGISTERED ADDRESS:     Room A65, Floor 28, 369 Changning Road, Changning
                              District, Shanghai
      LEGAL REPRESENTATIVE:.  Jason Nanchun Jiang

      AND

(6)   the local advertising companies listed in Appendix I of the Agreement.

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(The above Parties hereinafter each referred to as a "PARTY" individually, and collectively, the "PARTIES". Among them, Jason Nanchun Jiang and Jimmy Wei Yu hereinafter referred to as an "INDIVIDUAL PLEDGOR" individually, and collectively, the "INDIVIDUAL PLEDGORS"; the Individual Plegor and Focus Media Advertisement hereinafter referred to as a "PLEDGOR" individually, and collectively, the "PLEDGORS"; Focus Media Technology and Focus Media Digital hereinafter referred to as a "PLEDGEE" individually, and collectively, the "PLEDGEES".)

WHEREAS:

(1) As of the date of this Agreement, Jimmy Wei Yu and Focus Media Advertisement are the enrolled shareholders of the companies listed in
      Section I, Appendix I to the Agreement, legally holding all the equity interest of the companies listed in Section I, Appendix I.

(2) As of the date of this Agreement, Focus Media Advertisement is the enrolled shareholder of the companies listed in Section II, Appendix I to the Agreement, legally holding the majority equity interest of the companies listed in Section II, Appendix I. (For the details of its shareholdings in the registered capital, please see Section II, Appendix I hereto.)

(3) As of the date of this Agreement, Jason Nanchun Jiang and Jimmy Wei Yu are enrolled shareholders of Focus Media Advertisement, legally holding all the equity interest of Focus Media Advertisement, of which Jason Nanchun Jiang holding 85% interest and Jimmy Wei Yu holding 15%.

(4) Pursuant to the Call Option Agreement dated as of March 28, 2005 among Focus Media Technology, the Pledgors and the Target Companies (as defined below) (hereinafter, the "CALL OPTION AGREEMENT"), the Plegors shall transfer part or all of the equity interest of the Target Companies to Focus Media Digital and/or any other entity or individual designated by Focus Media Digital at the request of the Focus Media Digital.

(5) Pursuant to the Shareholders' Voting Right Proxy Agreement dated as of March 28, 2005 among Focus Media Technology, the Target Company and the Pledgors

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      (hereinafter, the "PROXY AGREEMENT"), Pledgors have already irrevocably entrusted the personnel designated by Focus Media Technology then with full power to exercise on their behalf all of their shareholders' voting rights in respect of the relevant Target Companies.

(6) Pursuant to the Technology License and Service Agreement dated as of March 28, 2005 among Focus Media Technology, Focus Media Digital and the Target Companies (hereinafter, the "SERVICE AGREEMENT"), the Target Companies have already engaged Focus Media Digital exclusively to provide them with relevant technical license, technical support and other services, for which the Target Companies will respectively pay Focus Media Digital license services accordingly.

(7) Pursuant to the Trademark License Agreement dated as of March 28, 2005 among Focus Media Technologyand the Target Companies (hereinafter, the "TRADEMARK LICENSE AGREEMENT"), Focus Media Technology licenses the Target Companies to use certain trademarks owned by Focus Media Technology in consideration of trademark license fees.

(8) Pursuant to the Loan Agreement between Focus Media Technology and each of the Individual Pledgors respectively, both dated as of March 28, 2005 (hereinafter, individually a "LOAN AGREEMENT" and collectively the "LOAN AGREEMENTS"), Focus Media Technology has provided loans to the Individual Pledgors in an aggregate amount of RMB40,450,000.

(9) As security for performance by the Pledgors of the Contract Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), the Pledgors agree to pledge all of their Target Company Equity to the Pledgees and grant the Pledgees the right to request for repayment in first priority and the Target Companies agree such equity pledge arrangement.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

                              ARTICLE 1 DEFINITION

1.1   Except as otherwise construed in the context, the following terms in this

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      Agreement shall be interpreted to have the following meanings:

"CONTRACT OBLIGATIONS" shall mean all contractual obligations of a Pledgor under the Call Option Agreement and Proxy Agreement; all contractual obligations of a Target Company under the Service Agreement, Call Option Agreement, Proxy Agreement and Trademark License Agreement; all contractual obligations of an Individual Pledgor under the Loan Agreement; and all contractual obligations of a Pledgor under this Agreement.

"TARGET COMPANY" shall mean Focus Media Advertisement in respect of Jason Nanchun Jiang; Focus Media Advertisement and/or any and all companies listed in
Section I, Appendix I in respect of Jimmy Wei Yu; any and all companies listed in Appendix I in respect of Focus Media Advertisement.

"GUARANTEED LIABILITIES" shall mean all direct, indirect and consequential losses and losses of foreseeable profits suffered by Pledgees due to any Breaching Event (as defined below) a Pledgor and/or a Target Company, and all fees incurred by Pledgees for the enforcement of the Contractual Obligations of a Pledgor and/or a Target Company.

"TRANSACTION AGREEMENTS" shall mean the Call Option Agreement and the Proxy Agreement in respect of a Pledgor; the Service Agreement, Trademark License Agreement, Call Option Agreement and Proxy Agreement in respect of a Target Company; the Loan Agreement in respect of an Individual Pledgor.

"BREACHING EVENT" shall mean any breach by either Pledgor of its Contract Obligations under the Proxy Agreement, Call Option Agreement or this Agreement; any breach by a Target Company of its Contract Obligations under the Service Agreement, Trademark License Agreement, Call Option Agreement and/or Proxy Agreement; and any breach by an Individual Pledgor of its Contractual Obligations under the Loan Agreement.

"PLEDGED PROPERTY" shall mean (1) in respect of Jason Nanchun Jiang, all of the equity interest in Focus Media Advertisement which is legally owned by him as of the effective date hereof and is to be pledges by him to the Pledgees according to provisions hereof as the security for the performance by him and Focus Media Advertisement of their Contractual Obligations, and the increased capital contribution

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and equity interest described in Articles 2.6 and 2.7 hereof; (2) in respect of
Jimmy Wei Yu, all of the equity is legally owned by him as of the effective date hereof and is to be pledged by him to the Pledgees according to provisions hereof as the security for the performance of the Contractual Obligations by him and the Target Companies (for details of such equity interest, see Section I, Appendix I), and the increased capital contribution and equity interest described in Articles 2.6 and 2.7 hereof; (3) in respect of Focus Media Advertisement, all of the equity interest in the Target Companies which is legally owned by it as of the effective date hereof and is to be pledged to the Pledgees by it according to provisions hereof as the security for the performance of the Contractual Obligations by it and the Target Companies (for details of such equity interest, see Appendix I), and the increased capital contribution and equity interest described in Articles 2.6 and 2.7 hereof.

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

1.2   The references to any PRC Law herein shall be deemed:

      (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

      (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

                             ARTICLE 2 EQUITY PLEDGE

2.1 Each Pledgor hereby agrees to pledge the Pledged Property, which it legally owns and has the right to dispose of, to Pledgees according to the provisions hereof as the security for the performance of the Contract Obligations and the repayment of the Guaranteed Liabilities. Each Target Company hereby agrees that the Pledgors legally holding equity interest in it to pledge the Pledged

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      Property to the Pledgees according to the provisions hereof.

2.2 Each Pledgor hereby undertakes that it will be responsible for, recording the arrangement of the equity pledge hereunder (hereinafter, the "EQUITY PLEDGE") on the shareholder register of each Target Company on the date hereof, and will do its best endeavor to make registration with registration authorities of industry and commerce of each Target Company. Each Target Company respectively undertakes that it will do its best to cooperate with the Pledgors to complete the registration with authorities of industry and commerce under this Article.

2.3 During the valid term of this Agreement, except for the willful misconduct or gross negligence of Pledgees which has direct cause and effect relationship the reduction in value of the Pledged Property, Pledgees shall not be liable in any way to, nor shall Pledgors have any right to claim in any way or propose any demands on Pledgee, in respect of the said reduction in value of the Pledged Property.

2.4 To the extent not violating provision of Article 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee's rights, Pledgees may at any time auction or sell off the Pledged Property on behalf of Pledgors, and discuss with Pledgors to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution where Pledgees are domiciled (any fees incurred in relation thereto shall be borne by Pledgors). Focus Media Digital hereby grants authorization to Focus Media Technology to conduct the above auction or sale-off with a prior notice to Focus Media Digital; Focus Media Digital further confirms that no consent of Focus Media Digital shall be required for Focus Media Technology to conduct the above auction or sale-off.

2.5 Focus Media Technology and Focus Media Digital as Plegors shall be deemed to have created the encumbrance of first order in priority on the Pledged Property, and in case of any Breaching Event, Pledgors shall have the right to dispose of the Pledged Property in the way set out in Article 4 hereof.

2.6 Only upon prior consent by Pledgees shall Pledgors be able to increase their

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      capital contribution to any or all of the Target Companies. Further capital contribution made by Pledgor (s) in the Target Company shall also be part of the Pledged Property.

2.7 Only upon prior consent by Pledgees shall Pledgors be able to receive dividends or share profits from the Pledged Property. The dividends or the profits received by Pledgors from the Pledged Property shall be deposited into Pledgees's bank account designated by Pledgees respectively, to be under the supervision of Pledgees and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

2.8 Jason Nanchun Jiang and Jimmy Wei Yu agree to bear joint liabilities respectively to Pledgees upon occurrence of any Breaching Event on the part of Focus Media Advertisement and Pledgees shall have the right, upon occurrence of the Breaching Event, to dispose of any Pledged Property of either of Pledgors in accordance with the provisions hereof.

                           ARTICLE 3 RELEASE OF PLEDGE

In respect of equity interest of any Target Company, upon full and complete performance by relevant Pledgors of all of their Contractual Obligations, Pledgees shall, at the request of relevant Pledgors, release the pledge created on such Target Company under this Agreement, and shall cooperate with relevant Pledgors to go through the formalities to cancel the record of the Equity Pledge in the shareholder register of the relevant Target Company, with the reasonable fees incurred in connection with such release to be borne by Pledgees with the same proportion.

                   ARTICLE 4 DISPOSAL OF THE PLEDGED PROPERTY

4.1 Pledgors, Target Companies and Pledgees hereby agree that, in case of any Breaching Event, Pledgees shall have the right to exercise, upon giving written notice to Pledgors, all of the remedial rights and powers enjoyable by them under PRC Law, Transaction Agreements and the terms hereof, including but not limited to being repayment in priority with proceeds from auctions or sale-offs of the Pledged Property. Pledgees shall not be liable for any loss as the result of their reasonable exercise of such rights and powers.

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4.2   Pledgees shall have the right to designate in writing its legal counsel or other agents to exercise on their respective behalf any and all rights and powers set out above, and neither Pledgors nor Target Companies shall not oppose thereto.

4.3 The reasonable costs incurred by Pledgees in connection with their exercise of any and all rights and powers set out above shall be borne by Pledgors, and Pledgees shall have the right to deduct the costs actually incurred from the proceeds that they acquire from the exercise of the rights and powers.

4.4 The proceeds that Pledgees acquire from the exercise of their respective rights and powers shall be used in the priority order as follows:

      - First, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgees of their respective rights and powers (including remuneration paid to their respective legal counsels and agents);

      - Second, to pay any taxes and levies payable for the disposal of the Pledged Property; and

      -     Third, to repay Pledgees for the Guaranteed Liabilities.

      In case of any balance after payment of the above amounts, Pledgees shall return the same to Pledgors or other persons entitled thereto according to the relevant laws and rules or submit the same to the local notary institution where Pledgees are domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

4.5 Pledgees shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching that it is entitled to in respect of the equity interest of any Target Company holding by any Pledgor; Pledgees shall not be obliged to exercise other remedies at breaching before their exercise of the right to the auctions or sale-offs of the Pledged Property hereunder. Pledgors or Target Companies shall not oppose to whether Pledgees exercise any part of the right to the pledge or the sequence of exercising the pledge interest.

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                            ARTICLE 5 FEES AND COSTS

All costs actually incurred in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by Pledgees with the same proportion.

                        ARTICLE 6 CONTINUITY AND NO WAIVE

The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgees to Pledgors in respect of their breach, nor delay by Pledgees in exercising any of their rights under the Transaction Agreements and this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law and the Transaction Agreements, the rights of Pledgees to demand at any time thereafter the strict performance of the Transaction Agreements and this Agreement by Pledgors or the rights Pledgee may be entitled to due to subsequent breach by Pledgors of the obligations under the Transaction Agreements and/or this Agreement.

              ARTICLE 7 REPRESENTATIONS AND WARRANTIES BY PLEDGORS

Each of Pledgors hereby, in respect of itself and Target Company in which it holds equity interest, represents and warrants to Pledgee as follows:

7.1 Each Individual Pledgor is a PRC citizen with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions; Focus Media Advertisement is a limited liability corporation duly incorporated and validly existing under PRC Law, has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

7.2 Target Company is a limited liability corporation duly incorporated and validly existing under PRC Law, it has independent status as a legal person; it has full and independent legal status and capacity to execute, deliver and perform this Agreement and can independently be a subject of actions. It has full right and

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      authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

7.3 All reports, documents and information concerning Pledgors and all matters as required by this Agreement which are provided by Pledgors to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

7.5 At the time of the effectiveness of this Agreement, Pledgors are the sole legal owner of the Pledged Property, with no existing dispute whatever concerning the ownership of the Pledged Property. Pledgors have the right to dispose of the Pledged Property or any part thereof.

7.6 Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interest set on the Pledged Property.

7.7 The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgors have the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

7.8 This Agreement constitutes the legal, valid and binding obligations on Pledgors when it is duly executed by Pledgors.

7.9 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained, and will be fully effective during the valid term of this Agreement.

7.10 The execution and performance by Pledgors of this Agreement are not in violation of or conflict with any laws applicable to them, or any agreement to which they are a party or which has binding effect on their assets, any court

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      judgment, any arbitration award, or any administration authority decision.

7.11 The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

7.12 All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgors.

7.13 There is no pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any court or any arbitral tribunal against Pledgors, or their property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any government authority or any administration authority against Pledgors, or their property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgors or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.14 Pledgors hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

          ARTICLE 8 - REPRESENTATIONS AND WARRANTIES BY TARGET COMPANY

Each of Target Company hereby individually represents and warrants to Pledgee as follows:

8.1 Target Company is a limited liability corporation duly incorporated and validly existing under PRC Law, with full capacity of disposition and has obtained due authorization to execute, deliver and perform this Agreement and can independently be a subject of actions.

8.2 All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Target Company to Pledgee before this Agreement comes into effect are true, correct and effective in all material aspects as of the execution hereof.

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8.3   All reports, documents and information concerning Pledged Property and all matters as required by this Agreement which are provided by Target Company to Pledgee after this Agreement comes into effect are true, correct and effective in all material aspects upon provision.

8.4 This Agreement constitutes the legal, valid and binding obligations on Target Company when it is duly executed by Target Company.

8.5 It has full right and authorization to execute and deliver this Agreement and other documents relating to the transaction as stipulated in this Agreement and to be executed by them. It also has full right and authorization to complete the transaction stipulated in this Agreement.

8.6 There is no pending or, to the knowledge of Target Company, threatened litigation, legal process or demand by any court or any arbitral tribunal against Target Company, or their property (including but are not limited to the Pledged Property), nor is there any pending or, to the knowledge of Target Company, threatened litigation, legal process or demand by any government authority or any administration authority against Target Company, or their property (including but are not limited to the Pledged Property), which is of material or detrimental effect on the economic status of Target Company or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

8.7 Each of Target Company hereby agree to bear joint responsibilities to Pledgees in respect of the representations and Warranties made by its relevant Plegor according to Article 7.5, Article 7.6, Article 7.7,
      Article 7.9 and Article 7.11 hereof.

8.8 Target Company hereby warrant to Pledgee that the above representations and warranties will remain true, correct and effective at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

                      ARTICLE 9 - UNDERTAKINGS BY PLEDGORS

Each of Pledgors hereby individually undertakes to Pledgee in respect of it and its

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Target Company of which it holds equity as follows:

9.1 Without the prior written consent by Pledgee, Pledgors shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

9.2 Without first giving written notice to Pledgee and having Pledgee's prior written consent, Pledgors shall not transfer the Pledged Property, and any attempt by Pledgors to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgors shall be used to repay to Pledgee in advance the Guaranteed Liabilities or submit the same to the third party agreed with Pledgee.

9.3 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Pledgors or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgors undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

9.4 Pledgors shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

9.5 Pledgors guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

9.6 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgors guarantee that they will take all necessary measures to realize such assignment.

9.7 Jason Nanchun Jiang and Jimmy Wei Yu undertake individually to bear joint responsibilities with the other party if the performance of the Article 9 thereof of

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      the other Party refers to Focus Media Advertisement; Jimmy Wei Yu and
      Focus Media Advertisement undertake individually to bear joint responsibilities with the other party if the performance of Article 9 thereof of the other party refers to any Target Company listed in Section I, the Appendix I to this Agreement.

                   ARTICLE 10 - UNDERTAKINGS BY TARGET COMPANY

10.1 Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder will be cooperated to handle or obtain by Target Company to their best and will be ensured to remain full effective during the valid term of this Agreement.

10.2 Without the prior written consent by Pledgee, Target Company shall not cooperate to establish or permit to establish any new pledge or any other encumbrance on the Pledged Property.

10.3 Without having Pledgee's prior written consent, Target Company shall not cooperate to transfer or permit to transfer the Pledged Property.

10.4 In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Target Company or Pledgee under the Transaction Agreements and hereunder or the equity of Target Company as the Pledged Property, Target Company undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

10.5 Target Company shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

10.6 Target Company shall provide Pledgees with the financial statement of the last calendar season within the first month of each calendar season, including but are not limited to the balance sheet, the income statement and the statement of cash

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flow.

10.7 Target Company guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) in respect of ensuring the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

10.8 In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Target Company guarantee that they will take all necessary measures to realize such assignment.

               ARTICLE 11 - ENCUMBRANCE OF FIRST ORDER IN PRIORITY

11.1 Focus Media Technology and Focus Media Digital shall collectively have the encumbrance of first order in priority on any and all Pledged Property. Pursuant to the stipulations of the Transaction Agreement, any Breaching Event under any Transaction Agreement shall result in the occurrence of Breaching Event under other Transaction Agreement, Focus Media Technology and Focus Media Digital shall simultaneously claim the pledge interest hereunder to Pledgor relevant to the Breaching Event, and be repaid in priority in the proportion of their respective security amount from the proceeds obtained according to the disposal of Pledged Property stipulated in Article 4 hereof.

                      ARTICLE 12 - CHANGE OF CIRCUMSTANCES

12.1 As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgors and Target Company shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

Equity Pledge Agreement050408

      (1)   keep this Agreement remain in effect;

      (2) facilitate the disposal of the Pledged Property in the way provided herein; and/or

      (3) maintain or realize the intention or the guarantee established hereunder.

              ARTICLE 13 - EFFECTIVENESS AND TERM OF THIS AGREEMENT

13.1 This Agreement shall become effective upon the satisfaction of all of the following conditions in respect of any Target Company and any Pledgor who holds the equity of the Target Company:

      (1) this Agreement is duly executed by Pledgors, the Target Company and the Pledgors who pledge the equity of the Target Company; and

      (2) the Equity Pledge hereunder has been legally recorded in the shareholders' register of the Target Company.

      Pledgors shall provide the registration certification of the Equity Pledge being recorded in the shareholders' register as mentioned above to Pledgee in a way satisfactory to Pledgee.

13.2 This Agreement shall have its valid term until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities.

                               ARTICLE 14 - NOTICE

14.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

14.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

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                                       16

                           ARTICLE 15 - MISCELLANEOUS

15.1 Pledgee may, upon notice to Pledgors but not necessarily with Pledgors' consent, assign Pledgee's rights and/or obligations hereunder to any third party; provided that Pledgors may not, without Pledgee's prior written consent, assign Pledgors' rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgors shall continue to perform the obligations of Pledgors under this Agreement.

15.2  This Agreement shall be prepared in the Chinese language in twenty-two
      (22) original copies, with each involved Party holding one (1).

15.3 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to PRC Law.

15.4 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

15.5 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

15.6 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter, the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

15.7 The titles of the Articles contained herein shall be for reference only, and in no

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                                       17
      circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

15.8 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

15.9 This Agreement shall substitute any other documents on the same subject executed by relevant Parties hereof once duly executed. Since the date of this Agreement, the agreement listed in Appendix III to this Agreement shall be terminated.

15.10 Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to
      Article 15.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the preceding sentence, considering the rights and obligations of Target Company and Pledgors are severable and independent, in case the amendment or supplement is intended to have impact upon one Party of the Target Company and part of the Pledgors who hold the equity interest, the amendment or supplement requires the consent by the Target Company and the part of the Pledgors only and it is not required to obtain the consent of other Target Company and other Pledgors (to the extent the amendment or supplement does not have impact upon such Pledgor).

15.11 This Agreement shall be binding on the legal successors of the Parties.

15.12 At the time of execution hereof, each of Pledgors shall sign respectively a power of attorney (as set out in Appendix II hereto, hereinafter, the "POWER OF ATTORNEY") to authorize any person designated by Focus Media Technology to sign on its behalf according to this Agreement any and all legal documents necessary for the exercise by Pledgee of Focus Media Technology and Focus Media Digital's rights hereunder. Such Power of Attorney shall be delivered to Focus Media Technology to keep in custody and, when necessary, Focus Media Technology may at any time submit the Power of Attorney to the relevant

Equity Pledge Agreement050408
      government authority.

15.13 Notwithstanding any provision to the contrary in this Agreement, new companies except the Target Company and its shareholders can be included as one party of this Agreement by executing the Acknowledgement Letter in the form of Appendix IV to this Agreement. The new companies shall enjoy the same rights and obligations as other Target Companies; the shareholders of the new companies shall enjoy the same rights and obligations as other Pledgors hereunder. Considering that the rights and obligations of the Target Company and relevant Pledgors under the Agreement are severable and independent, the participation of the new target companies and their shareholders will not affect the rights and obligations of the original Target Company and relevant Pledgors, the participation of the new target companies only requires confirmation of Focus Media Technology and Focus Media Digital by signature. Each of the Target Company hereby irrevocably and unconditionally agree the participation of the new companies and their shareholders and further confirm that shareholders of any new target companies can pledge their equity of the new target companies to Focus Media Technology and Focus Media Digital according to the stipulation of this Agreement not necessarily with consent of the original Target Company or their relevant Pledgors.

                   [The remainder of this page is left blank]

Equity Pledge Agreement050408

                                (EXECUTION PAGE)

IN WITNESS HEREOF, the following Parties have caused this Equity Pledge Agreement to be executed as of the date and in the place first here above mentioned.

JASON NANCHUN JIANG
Signature by: /s/ Jason Nanchun Jiang
              --------------------------

JIMMY WEI YU
Signature by: /s/ Jimmy Wei Yu
              --------------------------

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company Chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

Equity Pledge Agreement050408

SICHUAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHEJIANG RUIHONG FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHONGQING GEYANG MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHANGSHA FOCUS MEDIA CENTURY ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Du Kang
              --------------------------
Name: Du Kang
Position: Authorized Representative

QINGDAO FOCUS MEDIA ADVERTISING AGENCY CO., LTD.

Equity Pledge Agreement050408

(Company chop)

Signature by: /s/ Zhang Junyan
              --------------------------
Name: Junyan Zhang
Position: Authorized Representative

DALIAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Xie Haobo
              --------------------------
Name: Haobo Xie
Position: Authorized Representative

YUNNAN FOCUS MEDIA CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              -------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

WUHAN GESHI FOCUS MEDIA ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI QIANJIAN ADVERTISING CO., LTD.
(Company chop)

Equity Pledge Agreement050408

Signature by: /s/ Jason Nanchun Jiang
              -------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

GUANGZHOU FUKE ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHUHAI FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

NANJING FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

TIANJIN FOCUS MEDIA TONGSHENG ADVERTISING CO., LTD.
(Company chop)

Equity Pledge Agreement050408

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

HEBEI TIANMA WEIYE ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XIAMEN FOCUS MEDIA ADVERTISING CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XI'AN FOCUS MEDIA INFORMATION COMMUNICATION CO., LTD.
(Company chop)

Signature by: /s/ Junrong Zhang
              --------------------------
Name: Junrong Zhang
Position: Authorized Representative

Equity Pledge Agreement050408

APPENDIX I:

   SECTION I----BASIC INFORMATION OF THE TARGET COMPANY IN WHICH JIMMY WEI YU AND FOCUS MEDIA ADVERTISEMENT JOINTLY HOLD THE EQUITY


          COMPANY                     REGISTERED             REGISTERED         LEGAL                 EQUITY
           NAME                         ADDRESS               CAPITAL      REPRESENTATIVE          STRUCTURE
--------------------------   ----------------------------   ------------   --------------       ------------------
Qingdao Focus Advertising    Room 5 Floor 12 No.37,         RMB500,000     Junyan Zhang         Jimmy Wei Yu: 10%
Agency Co., Ltd.             Donghai Road South District                                        Focus Media
                                                                                                Advertisement: 90%

Changsha Focus Media         No. 692 Middle Furong Road,    RMB500,000     Kang Du              Jimmy Wei Yu: 10%
Century Advertising Co.,     Changsha                                                           Focus Media
Ltd.                                                                                            Advertisement: 90%

Dalian Focus Media           No. 45 Shanghai Road,          RMB500,000     Haobo Xie            Jimmy Wei Yu: 10%
Advertising Agency Co.,      Zhongshan District Dalian                                          Focus Media
Ltd.                                                                                            Advertisement: 90%

Guangzhou Fuke Advertising   Room 01 Floor 29 Youyage       RMB1,000,000   Jason                Jimmy Wei Yu: 10%
Co., Ltd.                    Tianyu Garden No.158 Middle                   Nanchun Jiang        Focus Media
                             Linhe Road, Guangzhou                                              Advertisement: 90%

Zhuhai Focus Media Culture   Room 801 Floor 8 Post Tower    RMB500,000     Jason                Jimmy Wei Yu: 10%
Communication Co., Ltd.      No. 1072 Xiangzhou Fenghuang                  Nanchun Jiang        Focus Media
                             Road, Zhuhai                                                       Advertisement: 90%

Shanghai Focus Media         Room A65 Floor 28 No. 369      RMB1,000,000   Jason                Jimmy Wei Yu: 10%
Advertising Agency Co.,      Jiangsu Road Shanghai                         Nanchun Jiang        Focus Media
Ltd.                         Municipality                                                       Advertisement: 90%

Shanghai Qianjian            Room 820 No. 706 Huashan Road  RMB2,000,000   Jason                Jimmy Wei Yu: 10%
Advertising Co.Ltd.          Gaoqiao Town Pudong New                       Nanchun Jiang        Focus Media
                             Area, Shanghai Municipality                                        Advertisement: 90%

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                                       25

    SECTION II----BASIC INFORMATION OF OTHER TARGET COMPANY WHICH FOCUS MEDIA
                         ADVERTISEMENT HOLDS THE EQUITY

        COMPANY                  REGISTERED            REGISTERED           LEGAL                EQUITY
         NAME                      ADDRESS              CAPITAL         REPRESENTATIVE         STRUCTURE
----------------------   --------------------------   ------------   -------------------   ------------------
Yunnan Focus Media       Room 01 Floor 20 Building    RMB1,000,000   Jason Nanchun Jiang   Hujun: 10.5%
Co., Ltd.                SOHOB Yinhai International                                        Focus Media
                         Flat, Kunming                                                     Advertisement: 90%

Nanjing Focus Media      Room 2317 Keyuan Hotel       RMB500,000     Jason Nanchun Jiang   Biao Wang: 10.5%
Advertising Agency       Nanjing High-tech                                                 Focus Media
Co., Ltd.                Development Zone                                                  Advertisement: 90%

Wuhan Geshi Focus        Room 1602 Wuhan Plaza        RMB2,000,00    Jason Nanchun Jiang   Junxun Zhang:
Media Advertising Co.,   No.358 Jiefang Avenue,                                            17.5%
Ltd.                     Wuhan                                                             Guanghua Zhou:
                                                                                           3.75%
                                                                                           Jianfeng Yang:
                                                                                           3.75%
                                                                                           Focus Media
                                                                                           Advertisement: 75%

Sichuan Focus Media      1-1-6-603 No.151 North       RMB1,000,000   Jason Nanchun Jiang   Xiaomei Song: 10%
Advertising Agency       Kehua Road Wuhou District                                         Focus Media
Co., Ltd.                Chengdu                                                           Advertisement: 90%

Tianjin Focus Media      Room 6-4-301 Xinda Gardern   RMB500,000     Jason Nanchun Jiang   Tong Shi: 20%
Tongshen Advertisement   Baiti Road Nankai District                                        Focus Media
Co., Ltd.                Tianjin                                                           Advertisement: 80%

Chongqin Geyang Focus    25-3-4 Building A            RMB1,000,000   Jason Nanchun Jiang   Hongmei Li: 14%
Media Culture            Shidaihaoyuan No.3                                                Zonghao Li: 13%
Communications Co.,      Qingnian Road Yuzhong                                             Xiaoli Wei:
Ltd.                     District

Equity Pledge Agreement050408

                                                                                           13%
                                                                                           Focus Media
                                                                                           Advertisement: 60%

Zhejiang Ruihong Focus   Room 909 Building C          RMB4,000,000   Jason Nanchun Jiang   Xiaohong Geng: 20%
Media Culture            Huanglongshiji Plaza No.1                                         Focus Media
Communications Co.,      Hangda Road, Hangzhou                                             Advertisement: 80%
Ltd.

Hebei Tianma Weiye       Room 1708 Taihe Tower        RMB1,000,000   Jason Nanchun Jiang   Focus Media
Advertising Co., Ltd.    No.19 Shibeixiao Street,                                          Advertising: 10%
                         Shijiazhuang                                                      Focus Media
                                                                                           Advertisement: 90%

Xiamen Focus Media       Room 13D Guomao Tower        RMB1,200,000   Jason Nanchun Jiang   Focus Media
Advertising Co., Ltd.    South Hubin Road                                                  Advertising: 10%
                                                                                           Focus Media
                                                                                           Advertisement: 90%

Xi'an Focus Media        Roon 1810 No. 42 Gaoxin      RMB1,000,000   Junrong Zhang         Focus Media
Culture Communication    Road Gaoxin District, Xi'an                                       Advertisement: 90%
Co., Ltd.                                                                                  Junrong Zhang: 10%

Equity Pledge Agreement050408

APPENDIX II:

                         FORMAT OF THE POWER OF ATTORNEY

I/The company, ____________, hereby entrusts ____________, [with his/her identity card number ____________,] to be my/the company's authorized trustee to sign on my/the company's behalf all legal documents necessary or desirous for Focus Media Technology (Shanghai) Co., Ltd. and Focus Media Digital Technology (Shanghai) Co., Ltd. to exercise their rights under the Equity Pledge Agreement between them, myself/our company and local advertising companies.

                                             Signature: _______________
                                             Date: ___________________

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                                       28

APPENDIX III

                      ORIGINAL EQUITY PLEDGE AGREEMENT LIST

                                            DATE OF               COMPANIES AIMED AT TO
             PARTIES INVOLVED              EXECUTION               THE PLEDGE INTEREST
       ---------------------------    ------------------    ---------------------------------
1      (1) Jason Nanchun Jiang,       April 26, 2004
           Yuanzhe Fu, Yiqing Hou,                          Shanghai Focus Media
           Jimmy Wei Yu                                     Advertisement Co., Ltd.
       (2) Focus Media Technology
           (Shanghai) Co., Ltd.

2      (1) Jason Nanchun Jiang        November 3, 2004      Chongqing Geyang Focus Media
       (2) Focus Media Technology                           Culture Communiacations Co., Ltd.
           (Shanghai) Co., Ltd.

3      (1) Jason Nanchun Jiang        November 3, 2004      Zhejiang Ruihong Focus Media
       (2) Focus Media Technology                           Culture Communications Co.,
          (Shanghai) Co., Ltd.                              Ltd.

4      (1) Jimmy Wei Yu               September 29, 2004    Dalian Focus Media Advertising
       (2) Focus Media Technology                           Agency Co., Ltd.
          (Shanghai) Co., Ltd.

5      (1) Jimmy Wei Yu               September 30, 2004    Qingdao Focus Media Advertising
       (2) Focus Media Technology                           Agency Co., Ltd.
          (Shanghai) Co., Ltd.

6      (1) Jimmy Wei Yu               October 20, 2004      Changsha Focus Media Century
       (2) Focus Media Technology                           Advertising Co., Ltd.
          (Shanghai) Co., Ltd.

7      (1) Jimmy Wei Yu               November 3, 2004      Shanghai Qianjian Advertising
       (2) Focus Media Technology                           Co., Ltd.
          (Shanghai) Co., Ltd.

Equity Pledge Agreement050408

APPENDIX IV

                             ACKNOWKEDGEMENT LETTER

      [-] (identity card number: ____________________)/[-]limited liability company (registered address: ____________________)(hereinafter, "PARTICIPATED PLEDGOR") and [-]limited liability company (registered address:
____________________) (hereinafter, "PARTICIPATED TARGET COMPANY") hereby agree to participate in Equity Pledge Agreement dated on March 28, 2005 between Focus Media Technology (Shanghai) Co., Ltd. (hereinafter"FOCUS MEDIA TECHNOLOGY") Focus Media Digital Information Technology (Shanghai) Co., Ltd. (hereinafter"FOCUS MEDIA DIGITAL") Shanghai Focus Media Advertisement Co., Ltd., and other relevant parties (hereinafter, "EQUITY PLEDGE AGREEMENT") as an independent contract party. Participated Pledgors and Participated Target Companies pledge the equity of the Participated Target Companies which constitute [ ]% of the registered capital of the Participated Target Companies to Focus Media Technology as the date of the Acknowledgement Letter to secure the following contractual obligations:

      [-]

      This Acknowledgement Letter once executed by the Participated Pledgors and Participated Target Company, Participated Pledgors and Participated Target Companies shall make the same undertakings and warranties with those of Pledgors and Target Companies under the Equity Pledge Agreement, agree to perform the obligations of Pledgors and Target Company stipulated in the Equity Pledge Agreement, and admit the rights and obligations of Parties under the Equity Pledge Agreement.

[Name of Participated Pledgors]
(Company chop)

Signature by : _____________
Name:

Equity Pledge Agreement050408

Position: Authorized Representative]

[Name of Participated Target Company]
(Company chop)

Signature by : _____________
Name:
Position: Authorized Representative]

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by : _____________
Name:
Position: Authorized Representative]

FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by : _____________
Name:
Position: Authorized Representative]

Equity Pledge Agreement050408